UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 20, 2011

Green Energy Management Services Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-169496	75-2873882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Teaneck Road Teaneck, NJ	07666
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 530-1200

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 20, 2011, Jason Edelboim, Executive Vice President, Strategy and Corporate Development of Green Energy Management Services Holdings, Inc. (the “Company”), will deliver a presentation at the NYC Cleantech Opportunities Conference to be held in New York, NY that will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1. The information included in such exhibit is being furnished pursuant to Item 7.01 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Presentation Materials from the NYC Cleantech Opportunities Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 20, 2011

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
By:	/s/ Robert Weinstein
Name:	Robert Weinstein
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials from the NYC Cleantech Opportunities Conference